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                                                                EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-21113) of ViaSat, Inc. of our report dated May 12, 1997 appearing on page F-1 of this Form 10-K.


PRICE WATERHOUSE LLP

San Diego, California
June 16, 1997